Private Placement	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Private Placement
Note 4. Private Placement
Concurrently with the closing of the Initial Public Offering, the Sponsors purchased an aggregate of 5,933,334 Private Placement Warrants, generating gross proceeds of $8.9 million in the aggregate in a Private Placement. Each Private Placement Warrant is exercisable to purchase one Class A common stock at $11.50 per share. A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.